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                                                                   EXHIBIT 10.29


                           PLACEMENT AGENT AGREEMENT

This Placement Agent Agreement is made this ___ day of January, 1996, by and between Multimedia Games, inc. (The "Company") and G-V capital corp. ("G.V.").

                                    RECITALS

       WHEREAS, the Company intends to offer and sell (the "Offering") up to 550,000 shares of its Common Stock, par value $.01 per share (the "Shares"), to accredited investors (as (as such term is defined in Rule 501(a) of Regulation
D. Promulgation under the Securities Act of 1933, as amended (the "Securities Act"), and has prepared certain offering materials in connection therewith (the "Offering Materials").

       WHEREAS, the Offering Materials consist of (i) the Company's Form 10-KSB for the fiscal year ended September 30, 1995 as filed with the Securities and Exchange Commission (the "SEC"), (ii) the Company's Executive Summary dated January 26, 1996, (iii) the Company's Summary of Risk Factors dated January 26, 1996, and (iv) the Company's Summary of Offering dated January 26, 1996;

       WHEREAS, the Company desires that G-V act as the exclusive placement agent for the Offering and, in connection therewith, the Company has agreed to pay G-V certain commissions and expenses and to issue G-V certain shares of Common Stock;

       WHEREAS, G-V desires to act as placement agent for the Offering, subject to the terms and conditions set forth herein; and

       WHEREAS, the parties desire to establish an escrow in connection with the Offering;

                                   AGREEMENTS

       NOW, THEREFORE, for the mutual promises set forth herein and other good and valuable consideration, the parties hereto agree as follows:

1.  Placement Agent.

       (a) G-V shall act as placement agent in connection with the Offering and use its commercially reasonable efforts, subject to the Securities Act, the Securities Exchange Act of 1934, as amended, and all applicable state securities laws, to solicit prospective investors for the Offering.




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       (b)  As consideration for G-V's agreement to act as placement agent in connection with the Offering, the Company agrees to pay to G-V (i) a seven and one-half (7-1/2%) commission ($.15 per Share) for each Share (the "Commission") and (ii) a two and one-half percent (2-1/2%) non-accountable expense allowance ($.05 per Share) for each Share (the "Expense Allowance"). The Commission and the Expense Allowance will be payable on all Shares sold or otherwise issued in the Offering.

       (c) In addition to the consideration set forth in Section 1(b) above, as closing, the Company shall issue to G-V a number of shares of Common Stock equal to seven and one-half percent (7-1/2%) of the number of Shares sold or otherwise issued in the Offering.

2.  ESCROW.

       (a) All subscription proceeds for Shares subscribed to be purchased in the Offering (the "Funds") shall be held by G-V in a segregated interest-bearing account at NorthFork Bank, Long Island, New York (or such other bank selected by G-V). The Funds will not be released until all of the conditions listed in Section 2)c) below have occurred or are otherwise waived in writing by G-V.

       (b) Provided that the conditions listed in Section 2(c) below have occurred or are otherwise waived and provided further that G-V has received (and the Company has accepted) subscription documents and Funds relating to the sale of at least 150,000 Shares, the company and G-V will proceed with an initial closing of the Offering. The date on which such initial closing occurs shall be the "First Closing Date." On the First closing Date, G-V shall wire transfer to the company's account, pursuant to wiring instruction provided in writing by the Company to G-V, the Funds relating to the subscriptions accepted by the Company as of the First Closing Date. The Company shall promptly thereafter issue, or cause to be issued, to such subscribers certificates representing the requisite Shares subscribed for. Subsequent closings of the Offering shall occur on the same basis when and as the Company and G-V mutually agree and provided that the conditions listed in Section 2(c) below have occurred or are otherwise waived. Each date on which a closing occurs shall be a "Closing Date."

       (c) Listed below are the conditions to each closing, including, without limitation, the initial closing to occur on the First Closing Date:

       (ii) The Company shall have accepted the subscriptions held in escrow. Such acceptance to be evidenced by the Company's execution of the subscription documents.

       (ii) There shall have been furnished to G-V a certificate, dated the applicable Closing Date (as described below) and addressed to G-V, signed by Gordon T. Graves, Chairman of




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              the Board and Chief Executive Officer of the company, and by
              Frederick E. Roll, Vice President, Treasurer and Secretary of the Company to the effect that: (i) The representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to such Closing date; and (ii) the signer of said certificate have carefully examined the Offering Materials and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

       (iii) Since the date hereof, the Company shall not have sustained any loss or interference with its business from fire, explosion, accident, malfunction, flood or other calamity, or shall have become a party to or the subject of any litigation, which in each case is materially adverse to the Company, nor, except as accurately described in the Offering Materials (exclusive of any amendment or supplement thereto), shall there have been any material adverse change, or any development involving a prospective material adverse change in or affecting the condition (financial or other), business prospects, net worth or results of operations of the Company taken as a whole, whether or not arising in the ordinary course of business.

       (iv) On or prior to the First Closing Date (as defined below), G-V shall receive from each person or entity referred to in Section 3(z) hereof the letters contemplated by Section 3(z) hereof.

       (v) The Company shall have furnished G-V with such additional documents and certificates as G-V or counsel to G-V may reasonably request.

All such certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to G-V and its counsel. If any of the conditions specified in this Section 2(c) shall not have been fulfilled when and as required by this agreement, G-V shall have no obligation to transfer any Funds to the Company and may, in its sole discretion, return such Funds to subscribers in the Offering. Any such return of Funds to subscribers shall be without liability of G-V to the Company or to any stockholder, officer, director, employee or creditor of the Company.
Notice of such return of Funds to subscribers shall be given to the Company in writing, or by telephone and confirmed in writing.




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3.  Representations, Warranties and Agreements of the Company.  The Company
represents and warrants to, and agrees with, G-V that:

       (a) The Offering Materials do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

       (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas with full corporate power and authority to own or lease its properties and conduct its business as described in the Offering Materials and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the properties owned or leased by it make such qualification necessary, except where the failure to be so qualified will not, individually or int he aggregate, have a material adverse effect on the condition (financial or other), business prospects, net worth or results or operations of the Company taken as a whole.

       (c) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof. Excepts as described in the Offering Materials (including the notes to the financial statements included therein), there are (i) no outstanding warrants or options issued or granted by the Company to purchase any shares of the capital stock of the Company, (ii)no preemptive rights or other rights to subscribe for or to purchase, or, any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the certificate of incorporation, by-laws or other governing documents of the Company or any agreement or other instrument to which the Company is a party or by which any of them may be bound, and (iii) no person has any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. The capitalization of the Company as of January 26, 1996, after giving effect to the offering of the Shares, is as set forth in the Offering Materials and the Shares conform to the description thereof contained in the Offering Materials. The Company has not direct or indirect subsidiaries.

       (d) The Shares have been duly authorized and, when issued and delivered, the Shares will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

       (e) The Shares which may be issuable pursuant to Section 3(cc) hereof have been reserved for issuance and, when issued in accordance with the terms of Section 3(cc) hereof, will be duly




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authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

       (f) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and such agreements have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

       (g) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will conflict with, or constitute a breach or violation of, or a default under, the certificate of incorporation, by-laws or other governing documents of the Company, or any material agreement, indenture, mortgage, deed of trust or other instrument to which the Company is a party o by which it si bound, or to which any of its properties or assets is subject, or any statute, law, governmental or administrative rule or regulation, order or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim, encumbrance, security interest or restriction whatsoever upon any right, property or asset of the Company.
Except for (i) permits and similar authorizations required to be obtained by the Company under applicable state securities or "Blue Sky" laws and (ii) such permits, consents and authorizations which have been obtained, no consent, approval, authorizations or order of any court, governmental agency or body or financial institution is required in connection with the consummation by the Company of the transactions contemplated by this Agreement. The Offering complies with an exemption from the registration requirements of the Securities Act.

       (h) The Company has not sustained, since the date of the latest audited financial statements included int he Offering Materials, any loss, interruption or interference with its business or its principal assets from fire, explosion, flood, accident, malfunction or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree (by its terms applicable to the Company), which loss or interference would be material with respect to the Company; and, since the respective dates as of which information is given in the Offering Materials, (i) the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business, (ii) the Company has not purchased any of its capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, and (iii) there has not been any change in the capital stock of the Company or any material change in the short-




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term or long-term debt of the Company or any other material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or other), business prospects, net worth or results or operations of the Company taken as a whole, except in each case as described in the Offering Materials.

       (i) The financial statements included as a part of the Offering Materials present fairly, in all material respects, the financial conditions and results of operations of the Company, at the dates and for the periods indicated and, except as noted therein, have been prepared in the conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

       (j) The Company has good and marketable title to all real property owned by it and owns or has valid rights to use all personal property (which is material to its businesses), free and clear of all liens, encumbrances and defects except as described in the Offering Materials and except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any property or equipment, real, personal or mixed, and buildings held under lease by the Company are held under valid, subsisting and enforceable leases with such exceptions as are OT material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

       (k) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or other), business prospects, net worth or results of operations of the Company taken as a whole.

       (l) The Company owns or possesses adequate rights to use all patents, trademarks, service marks, trade names, copyrightable works and licenses (and any authorizations or permits) necessary, in each case, for the conduct of its business. The Company has no reason to believe that the conduct of its business will conflict with, nor has any knowledge of any claim that will conflict with, the rights of others in respect thereof.

       (m) Except as described in the Offering Materials, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject with may reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business prospects, net worth or results of operations of the




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Company taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by any other party, except in each case as described in the Offering Materials.

       (n) To the best of the Company's knowledge, no labor dispute with the employees of the Company exists or is threatened or imminent that could result in a material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Company taken as a whole.

       (o) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, except as described in the Offering Materials.

       (p) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder, and no "reportable event" (as defined in ERISA and the regulations and published interpretations thereunder) has occurred with respect to any "employee benefit plan" (as defined in ERISA and the regulations and published interpretations thereunder) of the Company, and the Company has not incurred or expects to incur liability under Title IV of ERISA.

       (q) The Company has filed, or has obtained currently effective extensions with respect to, all federal, state and local tax returns required to be filed through the date hereof and all such returns are true, correct and complete in all material respects. The Company has paid, or has obtained currently effective extensions with respect to, all taxes due with respect to all such federal, state and local tax returns, and no tax deficiency has been, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, is reasonably likely, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business prospects, net worth or results of operations of the Company taken as a whole. To the best of the Company's knowledge, there is no pending or threatened action, audit, investigation or other proceeding regarding the assessment against, or collection from, the Company of any taxes.

       (r) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with managements authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in accordance with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its accounts and financial assets is permitted only




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in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (s) The Company is not (i) in violation of its certificate of incorporation, by-laws or other governing documents, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture, mortgage, deed of trust or other instrument to which it is a party or by which is bound, or to which any of its property or assets is subject, or (iii) in violation in any respect of any federal or state law or regulation, or any other statute, law, governmental or administrative rule or regulation, order or decree of any court or governmental agency or body to which it or its property is subject, except for any such violation or default referred to in (ii) and (iii) above which would not, individually or in the aggregate, have material adverse effect on the condition (financial or other), business prospects, net worth or results of operations of the Company taken as a whole.

       (t) Except as described in the Offering Materials, the Company possesses all material certificates, authorizations and permits issued by the appropriate federal or state regulatory authorities necessary to conduct its businesses, and the Company has not received any notice of proceedings relating to the suspension, revocation or modification of any such certificate, authorization or permit or the imposition of any fine or penalty with respect to such certificate, authorization or permit, which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the operations of the Company or its condition (financial or other), business prospects, net worth or results of operations taken as a whole.

       (u) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the stabilization or manipulation of the price of its securities to facilitate the sale or resale thereof.

       (v) The Company shall furnish promptly to G-V and to G-V's counsel such number of copies of the Offering Materials in such quantities as G-V may from time to time reasonably request.

       (w) If, prior to the final closing of the Offering, any event occurs as a result of which the Offering Materials as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company shall promptly notify G-V and shall




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prepare and furnish without charge to G-V as many copies as necessary of an amended Offering Materials or a supplement to the Offering Materials which will correct such statement or omission.

       (x) The Company shall use its best efforts to take or cause to be taken all necessary action and furnish to whomever G-V may reasonably direct such information as may be required in qualifying the Shares for sale under the laws of such jurisdictions within the United States as G-V shall designate, and shall continue such qualifications in effect for as long as may be necessary for completion of the distribution of the Shares in accordance with the terms hereof; except that in no event shall the Company be obligated in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified nor to take any action that will subject it to general service of process in any jurisdiction where it is not now so subject.

       (y) The Company shall not, during the twelve (12) month period following the Effective Date (as defined below), except with respect to issuance of a maximum of 817,682 shares of Common Stock relating to options previously granted, offer for sale, sell, grant any option, right or warrant with respect to, or otherwise dispose of, any Shares or shares of Common Stock or any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (or announce its intention to undertake any of the foregoing), otherwise than in accordance with the Offering Materials, or in connection with Section 3(cc) hereof) or with the prior written consent of G-V, which consent shall not be unreasonably withheld; provided, however, that, subject to the following sentence, the Company may offer for sale, sell, or grant options, rights or warrants with respect to, shares of Common Stock at a per share price in excess of $2.00, without the prior written consent of G-V. Notwithstanding anything to the contrary contained in this Section 3(y), the Company shall not file any registration statement on Form S-3, For S-4 or Form S-8 or make any sales of the Company's securities pursuant to Regulation S, without the prior written consent of G-V, which consent shall not be unreasonably withheld.

       (z) The Company shall cause each director and officer of the Company, and shall use its best efforts to cause each current shareholder known to the Company who beneficially holds 5% or more of the Common Stock of the Company, to furnish to G-V, on or prior to the First Closing Date, a letter or letters, in form and substance satisfactory to counsel for G-V, pursuant to which each such person or entity shall agree not to offer for sale, sell, grant any option, right or warrant with respect to, or otherwise dispose of, any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, without limitation, Shares) (or announce its intention to undertake any of the foregoing), from the date hereof until the date eighteen (18) months after the Effective Date, except with the prior written consent of G-V.




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       (aa)  There are no statutes, regulations, contracts, indentures, mortgages, loan agreements, notes, leases, instruments or other documents which are material to the business of the Company, other than those described or referred to in the Offering Materials.

       (bb) There are not contracts, agreements or arrangements (written or oral) which are material to the business of the Company, other than those described or referred to in the Offering Materials.

       (cc) The Company shall prepare and file with the SEC a registration statement ("Registration Statement") with respect to the Shares not later than 90 days from the First Closing Date (the "Filing Deadline"). The Company shall prepare and file such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective until all the Shares have been sold pursuant thereto or until the Shares are no longer, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, required to be registered for the resale thereof. The Company shall use its best efforts to cause the Registration Statement to become effective and shall diligently pursue such effectiveness. The date on which the Registration Statement is declared effective by the SEC shall be referred to as the "Effective Date." The Company shall provide, at the Company's sole cost and expense, G-V and its counsel, with copies of all filings, correspondence, and other non-privileged documents, relating to the Registration Statement and its amendments. The Company shall not enter into any registration rights, underwriting or private placement arrangement which will conflict with the Company's obligations under this Section 3(cc). In the event that the Company fails to file the Registration Statement with the SEC by the Filing Deadline, the Company shall issue to each of the purchasers of Shares in the Offering one-tenth of a share of Common Stock for each Share purchased in the Offering for no additional consideration. In the event that the Company fails to file the Registration Statement with the SEC within 90 days after the Filing Deadline, the Company shall issue to the purchasers of Shares in the Offering an additional one-tenth of a share of Common Stock for each Share purchased in the Offering for no additional consideration. In the event that the Company fails to file the Registration Statement with the SEC within 180 days after the Filing Deadline, the Company shall issue to the purchasers of Shares in the Offering an additional one-tenth of a share of Common Stock for each Share purchased in the Offering for no additional consideration and the Company shall be obligated to issue to the purchasers of Shares in the Offering an additional one-tenth of a share of Common Stock for each subsequent 90-day period which passes without the Registration Statement being filed with the SEC.

4. Expenses. The Company shall pay or cause to be paid (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to investors in the Offering of the Shares; (b) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel,




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but excluding fees and expenses of counsel for G-V, except as provided below)
in connection with the preparation, printing, and delivery of the Offering Materials and any amendments or supplements thereto and "blue Sky" clearance of the foregoing: (c) any applicable "Blue Sky" listing or other fees; (d) the cost of printing certificates representing the Shares; (e) the cost and charges of any transfer agent or registrar; (f) the cost of the escrow contemplated by
Section 2 above; and (g) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as expressly provided in this Agreement, G-V shall pay all of its own costs and expenses, including the fees of its counsel, and any expenses incurred in connection with G-V's performance hereunder. In the event that G-V's counsel is required or requested to perform legal services on behalf of the Company or legal services normally the responsibility of Company counsel, then the Company will be responsible for the payment of G-V counsel's reasonable legal fees and expenses relating to such legal services performed on the Company's behalf.

5.  Indemnification.

       (a) The Company shall indemnify and hold harmless G-V from and against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which G-V may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or ins based upon (i) failure to comply with the registration requirements of the Securities Act, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) the omission or alleged omission to state in the Offering Materials, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any action or inaction by the Company in connection with the transactions contemplated by this Agreement which is in violation of, or non-compliance with, the Securities Act or the securities acts of any state or jurisdiction (regardless of whether a Blue Sky Application in such state or jurisdiction was filed), and shall reimburse G-V promptly upon demand for any legal or other expenses as reasonably incurred by G-V in connection with investigating, preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded.




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

       (b) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls G-V within the meaning of the Securities Act or any officer, director, stockholder or partner or any authorized agent of G-V (including, without limitation, G-V's legal counsel); and the obligations of G-V under this Section 5 shall be in addition to any liability that G-V may otherwise have, and shall extend, upon the same terms and conditions, to each officer and director of the Company.

       (c)  Promptly after receipt by any indemnified party under subsection
(a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall notify the Company in writing of the claim or the commencement of that action; provided, however, that the failure to so notify the Company shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against any indemnified party, and such indemnified party, and such indemnified party shall notify the Company thereof, the Company shall be entitled to participate therein and, to the extent that it wishes to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the Company to the indemnified party of its election to assume the defense of such claim or action, the Company shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that G-V shall have the right to employ counsel to represent it and other indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that G-V shall have the right to employ counsel to represent it and other indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by them against the Company under this Section 5 if, in G-V's reasonable judgment, it is advisable for them to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company.

6. Breaches and Remedies. In the event that the Company, its officers or directors breach any of the covenants or agreements contained in this Agreement, and G-V shall prevail in an action to enforce this Agreement, whether by specific performance or for damages relating to such breach or otherwise, then the Company hereby agrees that it shall be responsible for the payment or reimbursement of all reasonable legal fees and disbursements of counsel in connection with the investigation, prosecution and litigation relating to the enforcement of any provisions of this Agreement, and all other related expenses of G-V in connection therewith.

7. Survival of Certain Provisions. The agreements contained in Sections 1,4, 5 and 6 hereof, and the representations, warranties and agreements of the Company contained in Section 3 hereof, shall survive the sale of Shares to investors in the Offering and the closing of escrow hereunder and shall remain in full force and effect, regardless of any investigation made by or on behalf of any indemnified party.

8. Notices. Except as otherwise provided in this Agreement, all statements, requests, notices and agreements hereunder shall be in writing, and (a) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to 7335 South Lewis Avenue, Tulsa, Oklahoma 74136, Attn: Frederick
E. Roll; and (b) if to G-V, shall be delivered or sent by mail, telex or facsimile transmission to 150 Vanderbilt Motor Parkway, Suite 311, Hauppague, New York 11788, Attention: Lawrence Kaplan.

9. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and G-V and their respective successors and assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as set forth in Section 5(b). Nothing in this Agreement shall be construed to give any person, other than the persons referred to in
Section 5(b), any legal or equitable right, remedy or claim under or in respect of this Agreement, shall not include any purchaser of Shares in the Offering merely by reason of such purchase; provided, however, that purchasers of Shares in the Offering shall benefit from the terms of Section 3(cc) and shall have the right to enforce such terms against the Company.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first set forth above.


                                      MULTIMEDIA GAMES, INC..


                                      By:
                                          --------------------------------------
                                          Its:
                                               ---------------------------------

                                      G-V CAPITAL CORP.

                                      By:
                                          --------------------------------------
                                          Its:
                                               ---------------------------------




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